UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2003

CARBO CERAMICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15903	72-1100013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 401-0090

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

                   Press release dated October 20, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                   On October 20, 2003, Carbo Ceramics Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for the third quarter of 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          CARBO CERAMICS INC.

                                                                                          C. MARK PEARSON

                                                                                          C. Mark Pearson

                                                                                          President and Chief Executive Officer

                                                                                          PAUL G. VITEK

                                                                                          Paul G. Vitek

                                                                                          Sr. Vice President, Finance and

                                                                                          Chief Financial Officer

Date: October 20, 2003

EXHIBIT INDEX

EXHIBIT NUMBER                                               DESCRIPTION

99.1                                      Copy of Carbo Ceramics Inc. press release dated October 20, 2003

4